Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies [Abstract]
Commitments and Contingencies
13. COMMITMENTS AND CONTINGENCIES

LEASES

The Company leases certain facilities and equipment under operating lease arrangements. Aggregate minimum rental commitments at December 31, 2013, for all noncancelable operating leases with an initial lease term greater than one year for the years ending December 31 are as follows: 2014, $7.5 million; 2015, $5.3 million; 2016, $2.9 million; 2017, $1.1 million; 2018, $0.7 and $0.2 million thereafter.

Rent expense totaled $10.7 million, $10.8 million and $11.7 million during the years ended December 31, 2013, 2012 and 2011, respectively.

COMMERCIAL LITIGATION

Cherry Blossom Litigation

Cherry Blossom LLC, a Traverse City, Michigan contractor that had produced cherry products for the Company, ceased operations in May 2009. At the time, Cherry Blossom had physical possession of brined cherries belonging to the Company with a book value of approximately $0.5 million. Despite the Company’s demands, Cherry Blossom refused to permit the Company to take possession of the cherries for processing elsewhere.

In June 2009, the Company sued Cherry Blossom in the Circuit Court of Grand Traverse County, Michigan, seeking an order for return of the cherries. Cherry Blossom’s asset based lender, Crossroads Financial (which claimed to be owed over $1.4 million) (“Crossroads”), intervened and claimed a senior lien on the cherries. The Circuit Court denied the Company’s request for immediate possession and permitted Cherry Blossom to retain and process the cherries. The Circuit Court later held that Crossroads had a senior lien on the cherries and was entitled to receive the proceeds from the sale of the cherries. The Circuit Court also denied the Company’s cross claims against Crossroads to recoup certain overpayments that the Company made to Cherry Blossom/Crossroads and to recoup payments made by the Company to the United States Department of Labor on Cherry Blossom’s/Crossroads’ behalf. The Company appealed these adverse decisions of the Circuit Court.

Crossroads asserted a claim against the Company for money damages in an undetermined amount. Crossroads claimed that it had a lien on all of Cherry Blossom’s accounts receivable from the Company and that the Company had performed a number of offsets against its accounts payable to Cherry Blossom in derogation of Crossroads’ rights as lienholder. The Circuit Court denied Crossroads’ claims for money damages against the Company. Crossroads appealed this adverse decision of the Circuit Court.

The Michigan Court of Appeals heard oral argument on the appeals on September 10, 2013. On October 31, 2013, the Court issued its decision affirming the trial court in all respects, including the denial of the Crossroad claim to recover over $1.4 million from the Company. The Company and Crossroads both had the right to petition the Michigan Supreme Court to review the decision of the Court of Appeals. Neither party, however, sought Supreme Court review, and the case is now concluded.

Cherry Blossom counterclaimed against the Company, alleging that Cherry Blossom had purchased exclusive rights to certain proprietary cherry processing formulas used in the Company’s cherry product. Cherry Blossom sought a preliminary injunction against the Company’s delivery of copies of the formulas to any third party. The Court denied Cherry Blossom’s motion regarding the formulas and eventually dismissed Cherry Blossom’s claims. The Company also initiated a suit against Cherry Blossom in the United States District Court for the Western District of Michigan seeking a declaratory judgment that the Company has the right to use the cherry processing formulas. Because Cherry Blossom subsequently filed a petition in bankruptcy, the Federal District Court closed the matter. This closing was for administrative purposes only and did not constitute a decision on the merits.

Christopher Hubbell, a principal of Cherry Blossom, personally filed a petition for bankruptcy. The Company originally opposed the bankruptcy petition to the extent Hubbell sought a discharge of the Company’s alleged damages arising from his own fraudulent acts connected to Cherry Blossom’s granting of an allegedly superior interest in the Company’s cherries to Crossroads. The Company and Hubbell filed a joint motion to dismiss the Company’s claims against Hubbell without prejudice pending the Michigan state court action. The Bankruptcy Court granted the motion. Under the terms of the dismissal, if the state courts had determined that the Company was liable to Crossroads, the Company would have had 60 days to reopen the adversary proceeding and pursue its claims against Hubbell. Since neither the Company nor Crossroads pursued Supreme Court review and the state case is now concluded, the dismissal of the Company’s claims against Hubbell in his personal bankruptcy proceeding has become with prejudice.
Vega v. Sensient Dehydrated Flavors LLC

On January 3, 2013, Thomas Vega, a now former employee, filed (but did not serve) a Class Action Complaint in San Francisco County Superior Court against Sensient Dehydrated Flavors LLC. On February 11, 2013, Vega filed and served a First Amended Complaint (“Complaint”) against the Company and a Company supervisor. Vega alleges that the Company failed to provide alleged class members with meal periods, compensation for the alleged absence of meal periods, and accurate wage statements, in violation of the California labor code. The alleged class includes all employees paid on an hourly basis and forklift operators. The Complaint seeks damages, back wages, injunctive relief, penalties, interest, and attorneys’ fees for the members of the alleged class. The Complaint alleges that the total damages and costs “do not exceed a[n] aggregate of $4,999,999.99.”

The Complaint alleges two causes of action. The first cause of action is for “Unfair Competition.” The plaintiff’s theory is that the Company, by allegedly not complying with state wage and hour laws, had an unfair competitive advantage against other employers who were complying with those laws. The main strategic reason that plaintiffs plead this cause of action is that the statute of limitations is four years. The second cause of action is for alleged substantive violations of the California labor code provisions governing wages, hours, and meal periods.

On March 13, 2013, the parties filed a joint stipulation and proposed order to remove the case from San Francisco County Superior Court to Stanislaus County Superior Court. On April 18, 2013, the Court granted the request.

On October 7, 2013, following a private mediation, the parties signed a Memorandum of Understanding in which they agreed to resolve the action for a maximum of $275,000 on a claims made basis. On December 5, 2013, the settlement was presented to the Stanislaus County Superior Court. The Court granted preliminary approval of the settlement and scheduled a final approval hearing for March 14, 2014.

Other Claims and Litigation

The Company is involved in various other claims and litigation arising in the normal course of business. In the judgment of management, which relies in part on information from Company counsel, the ultimate resolution of these actions will not materially affect the consolidated financial statements of the Company except as described above.